SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20191	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 East Arapaho Road, Suite 200, Richardson, Texas	75081
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-6400

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	Nasdaq Capital Market

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Intrusion Inc. has appointed Franklin Byrd to serve as the company’s Chief Financial Officer, effective as of December 1, 2020.

Byrd brings more than 25 years of experience in finance, accounting and compliance, having actively participated in the financing and management of over $9 billion of debt and equity transactions, both public and private. He also brings significant scaling experience with early stage and high-growth entities to the table, having participated in taking three entities public.

Prior to joining Intrusion, Inc., Byrd served as CFO for Peak Nano Systems, LLC, a position he held since 2018. There, he was responsible for completing critical financings and scaling back office operations for the company. From 2016 – 2018, he served as Managing SVP of operations and Finance for Transwestern Commercial Services, LLC, during which time he served as interim CFO for that company’s investment group during a period of significant transition and growth.

Byrd has also served as vice president of finance for Hunt Power L.P., a division of Hunt Consolidated Inc., from 2009 to 2016. During his time at Hunt, Byrd had divisional CFO responsibilities in which he oversaw financial vision, direction, and leadership for the construction and investment of electric infrastructure assets. Additionally, he set up multiple Real Estate Investment Trust (REIT) companies, including deal structuring, finance, financial reporting and compliance.

Byrd is a Certified Public Accountant and currently serves on the Financial Executives International Association. He’s also an active member of The American Institute of CPAs and the Texas Society of Certified Public Accountants. He earned BBAs in both finance and accounting from Texas A&M University, and his MBA, with honors, from Houston Baptist University.

Byrd replaces long-time executive Michael L. Paxton, who will be retiring after helping to transition his duties. Paxton will remain a member of Intrusion’s board of directors after his retirement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 — Press Release “INTRUSION Inc. Welcomes Experienced Chief Financial Officer, Franklin Boyd” released December 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRUSION INC.

Dated: December 1, 2020	By:	/s/ Jack B. Blount
Jack B. Blount President and Chief Executive Officer

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